SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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November 26, 2019

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2019 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust”) and a Proxy Statement describing the proposals to elect the Chair and six Class III Trustees to the Board of Trustees of the Trust (the “Board of Trustees”), and ratify the Board of Trustees’ selection of Ernst & Young as the Trust’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

Also enclosed is a proxy card for each Participant noting the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or telephone, as described herein, as soon as possible.

Sincerely,

/s/ Chang Suh

Chang Suh
Chief Executive Officer & Co-Chief Portfolio Manager

Please Vote Promptly Commencing On or About November 26, 2019

CS/js
opeiu #2, afl-cio

Enclosures

AFL-CIO Housing Investment Trust

NOTICE OF THE 2019 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2019 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037 on December 20, 2019 at 11:00 a.m. EST for the following purpose:

1.	To elect Helen R. Kanovsky as Chair of the Board of Trustees to serve until the 2020 Annual Meeting of Participants or until her successor is elected and qualifies;

2.	To elect Vincent Alvarez, James Boland and Terence O’Sullivan as Class III Union Trustees and Kevin Filter, Jamie S. Rubin and Tony Stanley as Class III Management Trustees, to hold office until the 2022 Annual Meeting, or until the respective successor of each is elected and qualifies; and,

3.	To ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019.

The close of business on November 26, 2019 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer &
Co-Chief Portfolio Manager

Dated:     November 26, 2019

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

November 26, 2019

General Matters

This Proxy Statement and accompanying proxy card are being sent on or about November 26, 2019 in connection with the solicitation of proxies for use at the 2019 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or “HIT”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on December 20, 2019, beginning at 11:00 a.m. EST and at any adjournment(s) thereof.

A copy of the Trust’s annual Report for the year ended December 31, 2018, including financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2018 and the most recent Semi-Annual Report succeeding the Annual Report to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the Senior Investor Relations Manager, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. Reports may also be accessed on the Trust’s website at www.aflcio-hit.com. In addition, if you have any questions regarding the proxy materials or the Meeting (including for directions to attend the Meeting and voting in person), please call the Trust collect at the number listed above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON DECEMBER 20, 2019:

The Proxy Statement, Proxy Card, Notice of Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://www.proxyvotenow.com/HIT.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

At the Meeting, Participants will vote to (i) elect a Chair of the Board of Trustees of the Trust (the “Board of Trustees”); (ii) elect six Class III Trustees (three Class III Union Trustees and three Class III Management Trustees); and, (iii) ratify the Board of Trustees’ selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

WHO IS ENTITLED TO VOTE?

The close of business on November 26, 2019 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”). As of the Record Date, there were 5,721,272.638 Units of Participation of the Trust outstanding. Each Unit of Participation is entitled to one vote. No shares of any other class of securities were outstanding as of the Record Date.

Only Participants of record on the Record Date, or their duly appointed proxies, will be entitled to vote at the Meeting. As of the Record Date, the Trustees and employees of the HIT owned no Units of Participation of the Trust. As of the Record Date, no person was known by the HIT to own beneficially or of record 5% or more of Units of Participation of the HIT except as follows:

Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
ILWU-PMA Pension Plan 1188 Franklin St Ste 300 San Francisco CA 94109-6852	355,934.291 Units of Participation	6.22
Contra Costa County Employees’ Retirement Association 1200 Concord Ave Ste 300 Concord CA 94520-0000	292,781.675 Units of Participation	5.11
NYC Employees’ Retirement System c/o Office of The NYC Comptroller 1 Centre St Fl 8 New York NY 10007-1602	290,892.009 Units of Participation	5.08

WHO CAN ATTEND THE MEETING?

All Participants as of the close of business on the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding as of the close of business on the Record Date. As of the Record Date, 5,721,272.638 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail: If the proxy card that accompanies this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Automated Touchtone: If the proxy is properly voted via the telephone, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote proxy via Automated Touchtone:

1)	Dial 1-866-252-6934 from a touchtone telephone

2)	Follow the voice prompts to enter the Control Number* that is included on the proxy card provided with this mailing and vote your proxies.

By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions given. If no direction is indicated for one or more proposals, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote by proxy through the Internet:

1)	Use a web browser to go to https://www.proxyvotenow.com/HIT

2)	Enter the Control Number* provided on your proxy card.

In Person: By attending the Meeting and voting your Units.

* Please enter the Control Number exactly as it appears on your proxy card.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes. Any Participant giving a proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date no later than the date of the Meeting, by submission of a subsequent proxy no later than the date of the Meeting, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Trustees of the Trust (the “Board of Trustees”). The Board of Trustees’ recommendations is set forth together with the description of each item in this Proxy Statement. In summary, the Board of Trustees recommends a vote:

●	FOR election of a Chair of the Board of Trustees (see page 4);

●	FOR election of three Class III Union Trustees and three Class III Management Trustees (see page 4); and

●	FOR ratification of the selection of Ernst & Young LLP as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (see page 19).

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

The vote required for approval of each proposal will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting, so long as a quorum is present. Each Unit is entitled to one vote. Although abstentions will be used to calculate whether a quorum is present, they will not be used to calculate the number of Units that voted affirmatively for the proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

This proxy is being solicited through the mail by the Board of Trustees. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was on or about November 26, 2019.

ELECTION OF THE CHAIR OF THE BOARD OF TRUSTEES AND CLASS III TRUSTEES

PROPOSAL I: TO ELECT THE CHAIR

PROPOSAL II: TO ELECT THREE (3) CLASS III UNION TRUSTEES AND THREE (3) CLASS III MANAGEMENT TRUSTEES

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chair. The Board of Trustees currently consists of 16 Trustees, eight (8) of whom are Union Trustees (Alvarez, Boland, Cooper, Durkee, McGarvey, Rigmaiden, Shuler and Trumka), seven (7) of whom are Management Trustees (Gainer, Quinn, Rubin, Schmidt, Stanley, H. Thompson and W. Thompson), and one (1) of whom is the Chair (Kanovsky).

The Declaration of Trust divides the Union and Management Trustees into three equal classes (each, a “Class”). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees and no Class is permitted to have more than either (8) Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chair to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office for Trustees Alvarez, Boland, Rubin and Stanley will expire on the day of the Meeting. Trustees Alvarez and Boland are standing for re-election as Class III Union Trustees while Trustees Rubin and Stanley are standing for re-election as Class III Management Trustees. Mr. O’Sullivan is standing for election for the first time as a Class III Union Trustee and Mr. Filter is standing for election for the first time as a Class III Management Trustee. The term of Chair Kanovsky will expire on the day of the Meeting and she is standing for re-election. The Board of Trustees has determined that it is advisable to maintain balance while increasing the overall number of Trustees such that there will be nine Union Trustees and eight Management Trustees and one Chair if each of the nominated Trustees is elected.

The principal occupations and business experience for at least the past five years for each Class III Trustee nominee is described below under “Nominees for Election.”

If a proxy is received from a Participant, the Units of Participation represented by such proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Each Class III Trustee nominee will serve a three-year term ending in 2022, or until the successor of each is elected and qualifies. If elected, Ms. Kanovsky will serve as Chair of the Board of Trustees for a one-year term ending in 2020, or until her successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees would be unavailable for election, if a vacancy should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other person, if any, as the Nominating Committee may recommend. Proxies will not be voted for a greater number of persons than the number of nominees named.

Nominees for Election

The following information was furnished to the Trust by each Class III Trustee nominee and sets forth the name, age, principal occupation or employment, and the period during which he has served as a Trustee of the Trust, if any. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected. The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are also listed below. Correspondence intended for a Class III Trustee nominee or any Trustee may be sent c/o AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037.

Terence O’Sullivan is General President of the Laborers’ International Union of North America (LIUNA). Since taking office, Mr. O’Sullivan has restructured and refined the union’s goals, programs, and services. Under his leadership, LIUNA has increased its commitment to member activism, capital strategies, grassroots politics, labor-management cooperation, apprenticeship, training and education. In doing so, LIUNA has become one of the fastest-growing, most aggressive and progressive unions in North America. Mr. O’Sullivan also serves as Labor Co-Chairman of the Laborers’ Training and Education Fund, Board Chairman of the LIUNA Charitable Foundation,

Member of the Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO, and, Member of the Executive Council and Executive Committee of the AFL-CIO. Prior to his election as General President, Terence O’Sullivan served as LIUNA Vice President, Mid-Atlantic Regional Manager, and Assistant to the General President. He is a proud native of San Francisco, California, where he joined LIUNA in 1974, and is a long-time member of LIUNA Local Union 1353 in Charleston, West Virginia.

Kevin Filter is a proven veteran of the multifamily housing industry who has developed highly respected and creative financial solutions for multifamily housing, affordable housing, senior housing and healthcare nationwide. Currently, Mr. Filter is Managing Principal of GFW Equities LLC and Mud Duck Capital LLC, privately held entities that specialize in commercial real estate in the Twin Cities. He is also Managing Principal of Los Cielos LLC, a land acquisition and development firm in Costa Rica. Previously, Mr. Filter was International Director of JLL, Principal and President of Oak Grove Capital (which he co-founded in 2009), and Principal and President of Glaser Financial Group (which he co-founded in 1986). Mr. Filter received a bachelor’s degree from Macalester College and maintains a variety of non-profit and professional affiliations.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
Helen R. Kanovsky Age 68	Chair	Service Commenced January 2018, Term Expires 2019	General Counsel, Mortgage Bankers Association; formerly General Counsel, U.S. Department Housing & Urban Development; Chief Operating Officer & General Counsel, AFL-CIO Housing Investment Trust. Ms. Kanovsky has particular knowledge and experience regarding the significant facets of the operations of the HIT, real estate finance, the housing industry, legal and regulatory matters, pension plans and public policy.	2	None
Vincent Alvarez Age 51	Union Trustee	Service Commenced December 2012, Term Expires 2019	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff. Mr. Alvarez has knowledge and experience regarding the labor movement and public policy.	2	None

* No nominee is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act.

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
James Boland Age 69	Union Trustee	Service Commenced October 2010, Term Expires 2019	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Board Member, BAC Staff Health Plan; Trustee BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary-Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding the construction industry and the labor movement.	2	None
Terence O’Sullivan Age 64	None	N/A	General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO. Mr. O’Sullivan has particular knowledge and experience regarding pension plans, the construction industry and the labor movement.	2	None
Kevin Filter Age 66	None	N/A	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove	2	None

Name and Age*	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service *	Number of Series in Trust to be Overseen by Nominee	Other Directorships Held by Trustee **
			Capital; Co-Founder, Principal and President, Glaser Financial Group. Mr. Filter has particular knowledge regarding finance and investments, public policy, real estate and the construction industry.
Jamie S. Rubin Age 52		Service Commenced April 2018, Term Expires 2019	CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery. Mr. Rubin has particular knowledge about government, economic development and public policy.	2	None
Tony Stanley Age 86	Management Trustee	Service Commenced December 1983, Term Expires 2019	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care and the construction industry.	2	None

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION OF THE NOMINEES AS CHAIR AND AS CLASS III UNION AND MANAGEMENT TRUSTEES, AS APPLICABLE.

Incumbent Trustees

The following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust and are expected to stand for reelection at subsequent Annual Meetings of Participants.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Kenneth W. Cooper Age 58	Union Trustee	Service Commenced January 2018, Term Expires 2020	International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Mr. Cooper has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.	2	None
David B. Durkee Age 66	Union Trustee	Service Commenced January 2017, Term Expires 2020	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Durkee has particular knowledge and experience regarding pension funds and the labor movement.	2	None
Sean McGarvey Age 57	Union Trustee	Service Commenced December 2012, Term Expires 2021	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Mr. McGarvey has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Kenneth E. Rigmaiden Age 66	Union Trustee	Service Commenced December 2011, Term Expires 2020	General President, International Union of Painters and Allied Trades of the United States & Canada (“IUPAT”); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way. Mr.	2	None

* None of the Trustees of the HIT are “interested persons” as defined in the 1940 Act.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
			Rigmaiden has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.
Elizabeth Shuler Age 49	Union Trustee	Service Commenced October 2009, Term Expires 2021	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Richard L. Trumka Age 70	Union Trustee	Service Commenced December 1995, Term Expires 2020	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, pension plans and the labor movement.	2	None
Bridget Gainer Age 51	Management Trustee	Service Commenced 2017, Term Expires 2020	Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.	2	None
Jack Quinn, Jr. Age 68	Management Trustee	Service Commenced June 2005, Term Expires 2020	Senior Advisor for Public & Community Relations, Barclay Damon, formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets	2	Kaiser Aluminum Corporation

Name and Age	Position Held with the HIT	Term of Office and Length of Time Served	Principal Occupation & Business Experience During at Least Past 5 Years/ Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
			of the operations of the HIT and public policy.
Deidre L. Schmidt Age 49	Management Trustee	Service Commenced January 2018, Term Expires 2020	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.	2	None
Harry Thompson Age 60	Management Trustee	Service Commenced April 2019, Term Expires 2021	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting and financial reporting.	2	None
William C. Thomspon, Jr. Age 66	Management Trustee	Service Commenced January 2018, Term Expires 2020	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Mr. Thompson has particular knowledge and experience regarding the significant facets of community development, finance, pension plans and public policy.	2	None

Union Trustees Cooper, Durkee, Rigmaiden and Trumka and Management Trustees Gainer, Quinn, Schmidt and W. Thompson are “Class I” Trustees, whose terms expire at the 2020 Annual Meeting of Participants. Union Trustees McGarvey and Shuler and Management Trustee H. Thompson are “Class II” Trustees whose terms expire at the 2021 Annual Meeting of Participants. Union Trustees Alvarez and Boland and Management Trustees Rubin and Stanley are “Class III” Trustees whose terms expire at the 2019 Annual Meeting of Participants. Chair Kanovsky is the Chairman (a non-classified Trustee) with a one-year term expiring at the 2019 Annual Meeting of Participants.

Executive Officers

The executive officers of the HIT are all located at 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037, with the exception of Theodore S. Chandler who is located at 155 North Lake Avenue, Suite 800, Pasadena, CA 91101. The executive officers of the HIT are elected annually by the Board of Trustees to terms of approximately 12 months generally running concurrently with the fiscal year or until their respective successors are appointed and qualify. As of November 26, 2019, the executive officers of the HIT are as follows:

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations During At Least the Past 5 Years*	Other Directorships Held by Officer **
Chang Suh Age 48	Chief Executive Officer & Co-Chief Portfolio Manager since 2018	Service Commenced April 1998	Formerly Senior Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust.	None
Thalia B. Lankin Age 41	Chief Operating Officer since 2019	Service Commenced March 2004	Chief Executive Officer, Building America CDE, Inc.; formerly Chief Business Development Officer, Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.	None
Lesyllee White Age 57	Chief Marketing Officer since 2019	Service Commenced November 1999	Formerly Executive Vice President and Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust.	None
Erica Khatchadourian Age 52	Chief Financial Officer since 2001	Service Commenced April 1993	Formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.	None
Michael Cook Age 39	Co-Chief Portfolio Manager since 2018	Service Commenced February 2003	Formerly Senior Portfolio Manager, Assistant Portfolio Manager, AFL-CIO Housing Investment Trust.	None

* Includes information from period greater than 5 years where deemed significant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the 1940 Act. The disclosure includes information from period greater than 5 years where deemed significant.

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations During At Least the Past 5 Years*	Other Directorships Held by Officer **
Nicholas C. Milano Age 52	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.	None
Harpreet Peleg Age 45	Controller since 2005	Service Commenced March 2005	Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation.	None
John Hanley Age 53	Senior Managing Director since 2019	Service Commenced July 2019, Previous Service 1992-2006	Formerly Director-Investments, National Real Estate Advisors; Executive Vice President- Investments and Portfolio Management, AFL-CIO Housing Investment Trust.	None
Theodore S. Chandler Age 60	Managing Director / Regional Operations since 2018	Service Commenced June 2009	Formerly Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency.	None

Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees has overall responsibility for the management and policies of the Trust. The HIT believes the board leadership structure described in this document is appropriate for the HIT given its size, purpose, holdings and risk profile in order to provide the necessary oversight and risk mitigation in a flexible and efficient manner.

The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

Executive Committee

The current members of the Executive Committee are Chair Kanovsky and Trustees Quinn, Rigmaiden, Shuler, Stanley and Trumka. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940 Act. The Committee chooses one of its members to serve as Chair of the Committee. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session. This Committee met once during 2018.

No committee functions as a compensation committee. The Executive Committee, however, may make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees and compensation payable to some executive officers. See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Individuals are not eligible to invest in the HIT and none of the Trustees, including the nominees for Trustee, or officers owns any Units of the HIT.

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. The current members of the Nominating Committee are Trustees Shuler (Chair), McGarvey and Gainer. None of these persons is an interested person, as defined by Section 2(a)(19) of the 1940 Act. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee met twice in 2018.

The Nominating Committee has a charter, a copy of which was filed as an appendix to this Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the members of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds and complementary skills.

Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm. The Board of Trustees previously selected Harry Thompson to serve as Chair of the Audit Committee and designated him as an Audit Committee Financial Expert, along with Trustees Boland, Quinn, Shuler and Stanley to serve as the other members of the Audit Committee. None of these persons would be interested persons, as defined by Section 2(a)(19) of the 1940 Act. The Audit Committee operates under a written charter adopted by the Board of Trustees. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management, as necessary. The Audit Committee met twice in 2018.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee, which is currently composed of all Trustees, did not meet in 2018.

Board of Trustees

The Board of Trustees met six times during the Trust’s fiscal year ended December 31, 2018. Trustees

Cooper, Durkee, Rigmaiden, Shuler and Trumka each attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2018 fiscal year. Board members who have been unable to attend meetings due to scheduling conflicts receive all materials and are regularly briefed on matters before the Board of Trustees.

Because the Trust’s Participants are primarily eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust’s Chief Operating Officer. Participants may also contact Trustees directly (several of whom sit on the Boards of Participants). In addition, because historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chair, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustees or Participants attended the 2018 Annual Meeting.

Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees risk management of the HIT directly and, indirectly, through its committee structure and delegations to HIT management. The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, liquidity, internal controls, and portfolio management and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee require regular reports from independent valuation validation consultants and the HIT’s independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2018, Chair Kanovsky received $10,000 in compensation. The Trust paid each Management Trustee who did not waive such fee $500 per day for participation at Board of Trustees and committee meetings. The Trust did not pay any fees to the Union Trustees during the fiscal year ended December 31, 2018. The aggregate compensation paid to Trustees in the year ended December 31, 2018 was $19,500. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2018 Compensation Table

The following table sets forth the aggregate compensation paid by the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT for the 2018 fiscal year. The HIT is a single, self-managed fund, and its staff as of December 31, 2018 included 49 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 45 other employees who earned aggregate compensation exceeding $60,000 during the 2018 fiscal year.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Chang Suh[2] Current Chief Executive Officer and Co-Chief Portfolio Manager	$565,469	$72,000	$155,342	Not applicable
Stephen Coyle[3] Former Chief Executive Officer	530,728	681,095	Cannot be determined	Not applicable
Erica Khatchadourian[4] Chief Financial Officer	440,385	72,000	188,421	Not applicable
Helen Kanovsky Chair	10,000	—	—[5]	10,000
Vincent Alvarez Union Trustee	—	—	—	—
James Boland Union Trustee	—	—	—	—

1       The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below. The estimated annual benefits of Mr. Coyle cannot be determined because annual payments vary year to year from 2019 through 2031 based on elections made. These annual payments range from $52,469 to $814,428 and average $167,586.

2       Aggregate HIT compensation includes $18,500 of deferred compensation in 2018 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $66,000 contributed to the Retirement Plan in 2018 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2018 under the 401(k) Plan, including interest and HIT matching, is $914,017. No amounts were paid or distributed from the 401(k) Plan for Mr. Suh in 2018.

3       Mr. Coyle retired as the Chief Executive Officer of the HIT in September 2018. Aggregate HIT Compensation for Mr. Coyle included $24,500 of deferred compensation in 2018 under the 401(k) Plan, and excluded compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of HIT Expenses included $6,000 of matching funds paid by the HIT into the 401(k) Plan and $675,095 of deferred compensation in lieu of participation in the Retirement Plan. The total amount accrued by Mr. Coyle through December 31, 2018 in lieu of participation in the Retirement Plan, including interest, was $1,835,558 and the total amount accrued under the 401(k) Plan through December 31, 2018, including interest and HIT matching, was $833,100. No amounts were paid or distributed from the 401(k) Plan for Mr. Coyle in 2018. Additionally, Mr. Coyle received payouts of a portion of compensation deferred in previous years in the amount of $1,909,857 during fiscal year 2018.

4       Aggregate HIT Compensation includes $24,500 of deferred compensation in 2018 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Khatchadourian’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $6,000 of matching funds paid by the HIT into the 401(k) Plan and $66,000 contributed to the Retirement Plan in 2018 on Ms. Khatchadourian’s behalf. The total amount deferred by Ms. Khatchadourian as of December 31, 2018 under the 401(k) Plan, including interest and HIT matching, is $1,129,913. No amounts were paid or distributed from the 401(k) Plan for Ms. Khatchadourian in 2018.

5        Ms. Kanovsky previously served as the Chief Operating Officer and General Counsel of the HIT. She currently receives benefits from the AFL-CIO Staff Retirement Plan (the “Retirement Plan”) in an amount undisclosed to the HIT, based on HIT contributions from those previous years of service but not from 2018.

Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Kenneth W. Cooper Union Trustee	—	—	—	—
David B. Durkee Union Trustee	—	—	—	—
Sean McGarvey Union Trustee	—	—	—	—
Kenneth Rigmaiden Union Trustee	—	—	—	—
Elizabeth Shuler Union Trustee	—	—	—	—
Richard Trumka Union Trustee	—	—	—	—
Bridget Gainer Management Trustee	—	—	—	—
Jack F. Quinn, Jr. Management Trustee	2,500	—	—	2,500
James S. Rubin Management Trustee	500	—	—	500
Deidre L. Schmidt Management Trustee	—	—	—	—
Marlyn J. Spear[6] Management Trustee	2,500	—	—	2,500
Tony Stanley Management Trustee	4,000	—	—	4,000
William C. Thompson, Jr Management Trustee	—	—	—	—

The HIT participates in the Staff Retirement Plan with regard to all of its employees. However, the former Chief Executive Officer, Stephen Coyle, was ineligible by the terms of the Staff Retirement Plan. Mr. Coyle participated in a separate non-qualified retirement plan beginning at the start of his employment in 1992. The HIT sponsors the AFL-CIO Housing Investment Trust 401(k) Plan (the “401(k) Plan”) described below for all of its employees.

RETIREMENT PLANS

6        Ms. Spear served as a Trustee in 2018 but did not stand for re-election at the 2018 Annual Meeting of Participants.

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service imposes an annual maximum on the amount that can be included in determining base salary during 2018, which amount was $275,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of approximately 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2018. During 2018, the annual base salary for pension purposes of Ms. Khatchadourian and Mr. Suh was $250,000 each consistent with the terms of the current salary freeze in Final Average Salary explained below.

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees and that make contributions to the Staff Retirement Plan on their behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service at retirement. Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. This calculated amount is subject to (1) Internal Revenue Service limits, (2) the Staff Retirement Plan modification noted below and (3) certain elections related to survivor benefits made by the employee at the time of retirement. The Staff Retirement Plan modified the calculation of the Final Average Salary effective June 30, 2014 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Ms. Khatchadourian has approximately 25 and Mr. Suh has approximately 20 credited years of service under the Staff Retirement Plan.

	Years of Service
Final Average Salary[7]	15[8]	20[8]	25[8]	30[9]	35[9]
$ 150,000	$ 67,500	$ 90,000	$ 112,500	$ 116,250	$ 120,000
200,000	90,000	120,000	150,000	155,000	160,000
250,000	112,500	150,000	187,500	193,750	200,000
275,000	123,750	165,000	206,250	213,125	220,000

Mr. Coyle, the Chief Executive Officer of the HIT from February 1992 to September 2018, separately participated in a non-qualified retirement plan, commonly referred to as a “top hat plan,” maintained by HIT. Under this plan, Mr. Coyle received a company credit under the plan equal to one-third of his salary with an option to defer additional amounts consistent with tax laws. All amounts under the plan are vested. Amounts deferred under the plan are being distributed in accordance with elections made by Mr. Coyle. The HIT carries the accrued liability for the benefit under the plan in its financial statements and pays benefits as prescribed by the plan.

7       The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.

8        3.00% per year up to 25 years.

9       0.5% per year over 25 years.

THE 401(K) PLAN

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. The HIT is matching dollar-for-dollar the first $6,200 contributed in 2019. The amount deferred by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name and vests immediately. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan at any time during the year.

When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

Except as noted below, an actively working employee under age 59 ½ cannot withdraw these amounts unless the employee has a financial hardship.  A financial hardship is defined as an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses of an immediate family member, and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence.  The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount which represents the amount necessary to meet the financial hardship need, up to the Employee’s entire 401(k) account value, plus the vested value of Employer Matching contributions.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning no later than April 1st of the year following the year in which the employee retires after reaching age 70½.  Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or, when requested, the termination of the employee’s employment.  An actively working employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65.  A participating employee may borrow from his or her account subject to certain prescribed limitations.

DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2019. Representatives of Ernst & Young LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1)	Audit fees.

The aggregate fees billed for professional services provided to the Trust by its independent auditor for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $454,000 for each of the fiscal year ended December 31, 2017 and December 31, 2018.

(2)	Audit-related fees.

The aggregate fees billed by the Trust’s independent auditors for assurance and related services relating to the performance of the audit of the Trust’s financial statements and not reported under the heading “Audit Fees”, above, were $0 for each of the fiscal years ended December 31, 2017 and December 31, 2018. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2017 and December 31, 2018. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

(3)	Tax fees.

The aggregate fees billed by the Trust’s independent auditors for professional services provided to the Trust for tax compliance, including preparation of tax returns and distribution assistance, were $33,440 and $35,500 for the fiscal years ended December 31, 2017 and December 31, 2018, respectively. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the Trust’s fiscal years ended December 31, 2018 and December 31, 2018. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

(4)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those previously stated, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for each of the fiscal years ended December 31, 2017 and December 31, 2018. The percentage of these fees relating to services approved by the Trust’s Audit

Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

The aggregate fees billed for all services other than those set forth in paragraphs (1), (2) and (3) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for each of the fiscal years ended December 31, 2017 and December 31, 2018. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0% for the 2017 and 2018 fiscal years.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee considered the independent registered public accounting firm’s provision of non-audit services to the Trust that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the Trust’s independent registered public accounting firm and pre-approves each audit and non-audit related service. The engagement of Ernst & Young LLP was pre-approved by the Audit Committee for the fiscal years 2019 and 2018. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young LLP for the fiscal years 2019 and 2018 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019.

PROPOSALS FOR 2020 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s Annual Meeting of Participants (expected to be held in December 2020 at the offices of the Trust, 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2020.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Units represented by such proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their proxies commencing on or about November 26, 2019. A prompt response will be appreciated.

By Order of the Board of Trustees,

/s/ Chang Suh

Chang Suh
Chief Executive Officer & Co-Chief Portfolio Manager

Appendix A

NOMINATING COMMITTEE CHARTER

THE AFL-CIO HOUSING INVESTMENT TRUST

Adopted November 13, 2019

This charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Trustees of the AFL-CIO Housing Investment Trust (the “Trust”). The Board of Trustees shall review this Charter at least annually.

1.	Purpose

The Nominating Committee (the “Committee”) has as its primary purpose responsibility for the nomination of a person to serve as a member of the Board of Trustees of the Trust.

2.	Authority

The Committee has been duly established by the Board of Trustees of the Trust, and shall be provided with appropriate resources to discharge its responsibilities.

3.	Composition and Term of Committee Members

The Board of Trustees may, in its discretion, appoint the members of the Committee, set the number of Committee members and add or remove one or more members. Members of the Committee may not be interested persons of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Each member of the Committee shall serve until a successor is appointed.

4.	Responsibilities

In the event a vacancy exists on the Board of Trustees of the Trust, or a vacancy is anticipated, the Committee shall consider candidates recommended by any of the following (i) members of the Committee, (ii) other members of the Board of Trustees, (iii) participants, and (iv) management, in each case in accordance with procedures to be adopted by the Committee. Each candidate will be evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as his or her compatibility with respect to the Trust’s mission. In addition, candidates will be evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of each candidate using a standardized questionnaire. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to participants to become a member of the Board of Trustees of the Trust.

A-1

Notwithstanding anything herein to the contrary, any vacancy occurring as a result of the death or resignation of any Union Trustee or Management Trustee within the contemplation of Section 2.7 of the Declaration of Trust shall be filled in the manner provided in such Section 2.7.

5.	Meetings

The Committee shall meet on an “as needed” basis and is empowered to hold special meetings as circumstances require.

A majority of the members of the Committee shall constitute a quorum. The Committee may take action by unanimous written consent.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.

A-2

Vote by Telephone	Vote Online	Vote by Mail
1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 1-866-252-6934 3. Follow the simple instructions.	1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/HIT 3. Follow the simple instructions.	1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

Please detach at perforation before mailing.

AFL-CIO HOUSING INVESTMENT TRUST

ANNUAL MEETING OF PARTICIPANTS TO BE HELD ON DECEMBER 20, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE AFL-CIO HOUSING INVESTMENT TRUST (THE “HIT”). The Units of Participation represented hereby will be voted in accordance with instructions contained in this proxy, if properly executed.

The signer hereby appoints Thalia B. Lankin and Erica Khatchadourian and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the HIT to be held December 20, 2019, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act upon the matters of the Annual Meeting.

The signer of this proxy hereby ratifies and confirms that said proxies or their substitutes or any of them may lawfully do so by virtue hereof. The signer hereby acknowledges receipt of the Notice of the 2019 Annual Meeting of Participants to be held December 20, 2019 and of the Proxy Statement dated November 26, 2019.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.
Please complete, sign and return this card as soon as possible. Date ________

Signature(s) and Title(s), if applicable (Sign in the box)
Please sign exactly as your name appears on this proxy card. When units are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

HIT-100021-12202019

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF PARTICIPANTS TO BE HELD DECEMBER 20, 2019: The proxy statement is available online at:

https://www.proxyvotenow.com/HIT

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED

BY 11:59 P.M. ON DECEMBER 19, 2019.

The Board of Trustees recommend a vote FOR the below items. ANY PROXY RECEIVED AND NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN

1. For the election of Helen R. Kanovsky as Chair of the Board of Trustees to serve until the 2020 Annual Meeting of Participants or until her successor is elected and qualifies:

2. For the election of three Class III Union Trustees and three Class III Management Trustees to hold office until the 2022 Annual Meeting or until the respective successor of each is elected and qualifies:

(01)	Vincent Alvarez, Union Trustee
(02)	James Boland, Union Trustee
(03)	Terence O’Sullivan, Union Trustee
(04)	Kevin Filter, Management Trustee
(05)	Jamie S. Rubin, Management Trustee
(06)	Tony Stanley, Management Trustee

3. For ratification of the Board of Trustees’ selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019:

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

THANK YOU FOR VOTING!

HIT-100021-12202019